                                             UAM Funds
                                             Funds for the Informed Investor(SM)



Jacobs International Octagon
Annual Report                                                     April 30, 1999
--------------------------------------------------------------------------------







                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statement of Changes in Net Assets..........................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Accountants...........................................  21

--------------------------------------------------------------------------------

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholders:

For the twelve month period ended April 30, 1999, the Jacobs International Oc-tagon Portfolio had a total return of -11.5% compared to 9.8% for the Morgan Stanley Capital International EAFE Index ("EAFE Index") for the same time pe-riod. Our opportunistic style creates returns that are very different from the index, and unfortunately, 1998 had a convergence of forces that created a neg-ative comparison.

The twelve month period ended April 30, 1999 was an extremely difficult one for international investors in general. In August and September, investors perceived that there would be a significant economic slowdown in the world. In search of value, we had positioned the portfolio in small caps and larger value stocks, which were under-valued at the time, i.e. cyclical stocks to some extent. During the panic, anything that had sensitivity to the worldwide economy or was perceived as less liquid was pummeled. It is interesting to note that in the end, the world recession never materialized and these catego-ries, which had continued to struggle until April, have now started to recov-er.

Subsequently, our performance has improved and we have out-performed the EAFE Index during the last three months leading up to our fiscal year-end. For the three month period ended April 30, 1999, the Jacobs International Octagon Portfolio had a total return of 6.6% versus 5.9% for the EAFE Index. We attri-bute this short-term out-performance to a recovery in small cap stocks, as well as to a significant rotation in the market away from the "nifty-fifty" large cap growth stocks to more value/cyclical. We have taken advantage of the recent strength in small cap stocks to decrease our weighting in the very small cap stocks.

There has been a rebound in emerging markets, which were extremely hard hit in 1998, and our Latin America exposure is doing extremely well. The devaluation of the Brazilian currency in January presented us with a buying opportunity. Our feeling was that if all the other countries in the world had recovered, such as those in Asia, then Brazil would be no different, and in fact, that has been the case. The currency over-sold, just as they did in Asia, and the Brazilian Real now has rebounded significantly while interest rates have dropped, as was the scenario in other emerging markets.

Our emerging markets exposure, ex-Hong Kong, is a little over 20% of the Port-folio. This is mostly comprised of Latin America and some exposure to Eastern Europe and Greece. The conflict in Kosovo has adversely affected Greece, but we expect this situation to be ultimately resolved. Greece will continue to benefit from their entry into the European Union in 2001. This should change the perception of the market from an emerging one to a developed one, hence leading to a higher valuation.

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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

We believe we are well postured for the rest of 1999 and our recent momentum should continue. We think we are well balanced geographically having increased our holdings in Asia ex-Japan, particularly Hong Kong, while also increasing our Japanese exposure. While we continue to be unexcited about the prospects for Japan, we have been able to identify a few companies that should be able to do well based on the recently announced restructuring efforts. As in years past, Japan does well in the calendar quarter ending March 31, because it is the fiscal year-end for Japanese companies and there is a lot of window dress-ing going on.


Europe, which is the largest portion of our Portfolio, continues to look prom-ising. With the launch of the Euro, companies are being forced to increase ef-ficiency in order to compete, which means a higher growth rate in earnings. If they fail to do so, then they will be susceptible to a take-over, as was the case with our large holding in Telecom Italia.

Overall, we like the telecommunications industry for the long-term. We think that with the internet/data explosion, telecom companies will have perhaps the greatest growth opportunities over the next five years. In view of this, there are many cases where we have found modest valuations. In addition, we have re-cently increased our exposure to the cyclical areas, particularly to the steel and aluminum industries. Much of the cyclical bounce has been realized, but we expect this trend to continue.

We look for the broader market to continue to perform well and believe that 1999 will be a much better year than 1998. As you know, 1998 was probably one of the most unusual and turbulent years in international investing over the last twenty years.

I would like to thank you for your interest in the Jacobs International Octa-gon Portfolio. We look forward to our partnership during the coming year.

Sincerely,

[Signature of Daniel L. Jacobs Appears Here]

Daniel L. Jacobs, CFA
President
Jacobs Asset Management

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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

  The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. A Port-
  folio's performance assumes the reinvestment of all dividends and distribu-
                                    tions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

                      Definition of the Comparative Index
                      -----------------------------------

Morgan Stanley Capital International EAFE Index is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

 The comparative index assumes reinvestment of dividends and, unlike a Portfo-lio's returns, does not reflect any fees or expenses. If such fees were re-flected in the comparative index's returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
--------------------------------------------------------------------------------



                              [GRAPH APPEARS HERE]

                   Hanson Equity Portfolio        S&P 500 Index
                   -----------------------        -------------
10/3/97                     9,000                      9,000
1998                       11,380                     11,676
1999                       13,260                     14,162

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1999
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.9%
                                                         Shares       Value+
                                                       ----------- ------------

 AUSTRALIA - 1.8%
  Colonial Ltd. ......................................     353,500 $  1,331,155
                                                                   ------------

 AUSTRIA - 2.0%
  Bank Austria AG.....................................      23,500    1,456,947
                                                                   ------------

 BERMUDA - 1.7%
  ESG Re Ltd. ........................................      74,500    1,266,500
                                                                   ------------

 BRAZIL - 6.7%
  #*Bompreco S.A. GDR.................................      19,512      165,852
  *Bompreco S.A. GDR..................................       3,900       33,150
  COELBA..............................................  30,080,000      834,045
  Petrobras...........................................   4,700,000      759,252
  TeleNorte Leste Partcipacoes S.A. ADR...............     116,100    1,966,444
  Telesp S.A. ........................................   3,610,000      271,784
  Telesp Participacoes ADR............................      33,600      840,000
                                                                   ------------
                                                                      4,870,527
                                                                   ------------

 CANADA - 1.2%
  Moore Corp., Ltd. ..................................      87,000      870,000
                                                                   ------------

 DENMARK - 1.1%
  Unidanmark A/S, Class A (Registered)................      11,907      817,972
                                                                   ------------

 FINLAND - 3.5%
  Enso Oy.............................................     131,341    1,532,592
  Metsa-Serla Oy, Class B.............................     116,000      992,217
                                                                   ------------
                                                                      2,524,809
                                                                   ------------

 FRANCE - 12.9%
  Assurances Generales de France......................      24,160    1,274,372
  Christian Dior S.A. ................................       8,500    1,111,229
  Lagadere S.C.A. (Registered)........................      35,689    1,412,530
  Pechiney S.A. ......................................      27,304    1,153,321
  Renault S.A. .......................................      28,129    1,177,475
  Scor................................................      22,726    1,132,736
  Sylea...............................................       8,446      495,003
  Usinor S.A. ........................................     108,200    1,672,754
                                                                   ------------
                                                                      9,429,420
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1999
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                        Shares       Value+
                                                      ----------- ------------

 GERMANY - 3.5%
  Hoechst AG.........................................      27,200 $  1,288,235
  Volkswagen AG - Belgian Shares.....................       1,180       84,609
  Volkswagen AG......................................      17,270    1,220,063
                                                                  ------------
                                                                     2,592,907
                                                                  ------------

 GREECE - 2.7%
  Hellenic Telecommunication Organization S.A. ......      56,088    1,301,916
  Sarantis S.A. .....................................      39,577      654,627
                                                                  ------------
                                                                     1,956,543
                                                                  ------------

 HONG KONG - 7.2%
  Cheung Kong Holdings, Ltd. ........................      49,000      445,713
  Dao Heng Bank Group Ltd. ..........................     256,500    1,042,481
  Guangdong Kelon Electrical Holdings Co., Ltd.,
   Class H...........................................     449,000      405,523
  Hong Kong Electric Holdings Ltd. ..................     223,500      712,270
  Li & Fung Ltd. ....................................     671,000    1,644,926
  Smartone Telecommunications........................     267,000      924,966
  Wheelock & Co., Ltd. ..............................      68,000       78,963
                                                                  ------------
                                                                     5,254,842
                                                                  ------------

 INDONESIA - 0.2%
  Bank Nisp (Foreign)................................   2,460,809      122,504
                                                                  ------------

 ISRAEL - 3.0%
  ECI Telecommunications, Ltd. ......................      59,900    2,208,812
                                                                  ------------

 ITALY - 2.8%
  Telecom Italia Mobile S.p.A. ......................     190,400    2,024,698
                                                                  ------------

 JAPAN - 9.3%
  Acom Co., Ltd. ....................................      25,200    1,890,687
  DDI Corp. .........................................         220    1,093,637
  Fuji Photo Film Co. ...............................      39,000    1,474,474
  Sony Corp. ........................................       8,500      794,492
  TDK Corp. .........................................      20,000    1,513,958
                                                                  ------------
                                                                     6,767,248
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1999
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 MEXICO - 4.0%
  *Empaques Ponderosa S.A., Class B...................   1,645,800 $  1,315,214
  *Grupo Financiero Banorte S.A., Class B.............     305,000      395,658
  *Grupo Industrial Camesa S.A. ......................     971,200      300,772
  *Industrias CH, S.A., Series B......................     323,000      916,362
                                                                   ------------
                                                                      2,928,006
                                                                   ------------

 NETHERLANDS - 7.1%
  Akzo Nobel N.V. ....................................      19,040      859,541
  Akzo Nobel N.V. ADR.................................      19,400      865,725
  KPN N.V. ...........................................      22,200      926,006
  Royal Philips Electronics N.V. - New York Shares....      16,400    1,400,150
  Unique International N.V. ..........................      43,300    1,154,551
                                                                   ------------
                                                                      5,205,973
                                                                   ------------

 NORWAY - 0.3%
  Christiania Bank Og Kreditkasse.....................      58,500      224,798
                                                                   ------------

 POLAND - 0.5%
  *Bank of Handlowy w Warszawie.......................      28,772      349,767
                                                                   ------------

 SINGAPORE - 2.8%
  Dairy Farm International Holdings Ltd. .............   1,402,000    2,074,960
                                                                   ------------

 SPAIN - 4.0%
  Banco de Valencia S.A. (Registered).................      27,341      692,930
  Banco Pastor S.A. (Registered)......................      13,600      716,356
  Telefonica de Espana S.A. ..........................      32,000    1,498,675
                                                                   ------------
                                                                      2,907,961
                                                                   ------------

 SWEDEN - 4.5%
  Celsius AB, Class B.................................      57,300      883,630
  Ericsson (LM) ADR...................................      41,600    1,123,200
  Pharmacia & Upjohn, Inc. ...........................      22,500    1,260,000
                                                                   ------------
                                                                      3,266,830
                                                                   ------------

 SWITZERLAND - 4.9%
  Barry Callebaut AG..................................       7,776    1,259,457
  Novartis AG (Registered)............................         640      937,128
  Roche Holding AG....................................         121    1,423,436
                                                                   ------------
                                                                      3,620,021
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1999
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 THAILAND - 0.4%
  Thai Farmers Bank PCL (Foreign).....................      98,500 $    274,055
                                                                   ------------
 UNITED KINGDOM - 6.8%
  Amvescap plc........................................     174,400    1,851,797
  PowerGen plc........................................     137,465    1,508,271
  Somerfield plc......................................     283,740    1,583,992
                                                                   ------------
                                                                      4,944,060
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $66,662,140)..........................   69,291,315
                                                                   ------------


 PREFERRED STOCKS - 3.7%
 AUSTRALIA - 2.7%
  News Corp., Ltd. ADR................................      64,400    1,968,225
                                                                   ------------
 FRANCE - 1.0%
  Casino Guichard-Perrachon S.A.......................      12,624      769,195
                                                                   ------------
  TOTAL PREFERRED STOCKS (Cost $1,999,743)........................    2,737,420
                                                                   ------------


 RIGHTS - 0.0%
                                                         No. of
                                                         Rights
                                                       -----------

 BRAZIL - 0.0%
  *Telecom De Sao Paolo, expiring 5/17/99.............      35,275          --
  *Telerj, expiring 5/7/99............................   2,917,776        4,221
                                                                   ------------
                                                                          4,221
                                                                   ------------
 SPAIN - 0.0%
  *Telefonica S.A., expiring 5/20/99..................      24,200       22,489
                                                                   ------------
  TOTAL RIGHTS (Cost $0)..........................................       26,710
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                         APRIL 30, 1999
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 0.8%
                                                      Face Amount    Value+
                                                      ----------- ------------

 REPURCHASE AGREEMENT
  Chase Securities, Inc. 4.87%, dated 04/30/99, due
   05/03/99, to be repurchased at $573,233,
   collaterized by $529,906 of various U.S. Treasury
   Obligations, 5.50%-7.00%, due 5/15/06-5/15/08,
   valued at $573,302 (Cost $573,000)................ $   573,000 $    573,000
                                                                  ------------
  TOTAL INVESTMENTS - 99.4% (Cost $69,234,883) (a)...............   72,628,445
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.6%......................      424,168
                                                                  ------------
  NET ASSETS 100%................................................ $ 73,052,613
                                                                  ============

   + See Note A to Financial Statements.
   * Non Income Producing Security
   # 144A Security - Certain conditions for public resale may exist.
ADR American Depositary Receipt
GDR Global Depositary Receipt
  (a) The cost for federal income tax purposes was $69,369,028. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $3,259,417. This consisted of aggregate gross unrealized appreciation for all securities of $9,189,935 and aggregate gross unrealized depreciation for all securities of $5,930,518
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                      APRIL 30, 1999
--------------------------------------------------------------------------------


At April 30, 1999 sector diversification of the Portfolio was as follows:

                                                             % of
                                                             Net
Sector Diversification (Unaudited)                          Assets     Value
----------------------------------                          ------  -----------
Aerospace & Defense........................................   1.2%  $   883,630
Auto & Truck Parts.........................................   1.6     1,177,475
Automotive.................................................   0.8       579,612
Banks......................................................  11.2     8,164,407
Chemicals..................................................   1.2       859,541
Communications.............................................   1.2       892,489
Consumer Durables..........................................   1.3       960,344
Consumer Non-Durables......................................   1.9     1,423,822
Cosmetics..................................................   1.5     1,111,228
Electronics................................................   1.0       712,270
Financial Services.........................................   3.1     2,286,345
Food.......................................................   6.7     4,918,409
Health Care................................................   3.2     2,360,564
Holding Company............................................   4.3     3,136,419
Industrial.................................................   1.7     1,217,134
Insurance..................................................   5.0     3,673,608
Manufacturing..............................................   5.9     4,276,667
Metals.....................................................   3.9     2,826,075
Miscellaneous..............................................   1.0       716,356
Multi-Industry.............................................   1.2       865,725
Oil & Gas..................................................   1.0       759,253
Paper & Packaging..........................................   5.3     3,840,023
Pharmaceuticals............................................   1.7     1,260,000
Real Estate................................................   3.6     2,654,526
Repurchase Agreement.......................................   0.8       573,000
Retail.....................................................   0.0        33,150
Services...................................................   1.6     1,154,551
Technology.................................................   3.2     2,326,156
Telecommunications.........................................  17.8    13,017,765
Transportation.............................................   1.7     1,220,063
Utilities..................................................   3.8     2,747,838
                                                            -----   -----------
Total Investments..........................................  99.4%  $72,628,445
Other Assets and Liabilities...............................   0.6       424,168
                                                            -----   -----------
Net Assets................................................. 100.0%  $73,052,613
                                                            =====   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          APRIL 30, 1999
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 Assets
 Investments, at Cost........................................... $ 69,234,883
                                                                 ============
 Investments, at Value - Note A................................. $ 72,628,445
 Dividends Receivable...........................................      358,029
 Receivable for Investments Sold................................    1,373,799
 Receivable for Portfolio Shares Sold...........................       51,731
 Foreign Withholding Tax Reclaim Receivable.....................      159,360
 Interest Receivable............................................           78
 Other Assets...................................................          862
                                                                 ------------
  Total Assets..................................................   74,572,304
                                                                 ------------
 Liabilities
 Payable for Portfolio Shares Redeemed..........................      805,557
 Payable for Investments Purchased..............................      425,357
 Payable for Custodian Fees - Note D............................       22,937
 Payable to Custodian Bank - Note D.............................      155,774
 Payable for Investment Advisory Fees - Note B..................       55,066
 Payable for Administrative Fees - Note C.......................       16,511
 Payable for Trustees' Fees - Note G............................          933
 Other Liabilities..............................................       37,556
                                                                 ------------
  Total Liabilities.............................................    1,519,691
                                                                 ------------
 Net Assets..................................................... $ 73,052,613
                                                                 ============
 Net Assets Consist Of:
 Paid in Capital................................................ $ 84,473,789
 Undistributed Net Investment Income............................      120,498
 Accumulated Net Realized Loss..................................  (14,915,957)
 Unrealized Appreciation........................................    3,374,283
                                                                 ------------
 Net Assets..................................................... $ 73,052,613
                                                                 ============
 Institutional Class Shares
 Shares Issued and Outstanding (Unlimited authorization, no par
  value)........................................................    7,166,774
 Net Asset Value, Offering and Redemption Price Per Share.......       $10.19
                                                                       ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          FOR THE YEAR ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 Investment Income
 Dividends....................................................... $  2,336,080
 Interest........................................................      360,455
 Less Foreign Taxes Withheld.....................................     (215,755)
                                                                  ------------
  Total Income...................................................    2,480,780
                                                                  ------------
 Expenses
 Investment Advisory Fees - Note B...............................      991,649
 Administrative Fees - Note C....................................      191,291
 Custodian Fees - Note D.........................................      144,706
 Shareholder Servicing Fees .....................................       78,495
 Legal Fees......................................................       28,813
 Filing and Registration Fees....................................       23,716
 Printing Fees...................................................       21,586
 Audit Fees......................................................       15,200
 Interest Expense on Loans-Note I................................        6,974
 Trustees' Fees - Note G.........................................        4,040
 Account Services Fees - Note F..................................        2,333
 Other Expenses..................................................       16,137
                                                                  ------------
  Net Expenses Before Expense Offset.............................    1,524,940
 Expense Offset - Note A.........................................       (3,684)
                                                                  ------------
  Net Expenses After Expense Offset..............................    1,521,256
                                                                  ------------
 Net Investment Income...........................................      959,524
                                                                  ------------
 Net Realized Loss on:
  Investments....................................................  (14,915,958)
  Foreign Currency Transactions..................................     (391,273)
                                                                  ------------
 Total Net Realized Loss on Investments and Foreign Currency
  Transactions...................................................  (15,307,231)
                                                                  ------------
 Net Change in Unrealized Appreciation/Depreciation on:
  Investments....................................................   (5,952,454)
  Foreign Currency Translations..................................      (16,722)
                                                                  ------------
 Total Net Change in Unrealized Appreciation/Depreciation........   (5,969,176)
                                                                  ------------
 Net Loss on Investments and Foreign Currency....................  (21,276,407)
                                                                  ------------
 Net Decrease in Net Assets Resulting From Operations............ $(20,316,883)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                       Years Ended April 30,
                                                         1999          1998
                                                     ------------  ------------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Income............................  $    959,524  $    900,950
  Net Realized Gain (Loss).........................   (15,307,231)    2,888,359
  Net Change in Unrealized
   Appreciation/Depreciation.......................    (5,969,176)    9,443,503
                                                     ------------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations.................................   (20,316,883)   13,232,812
                                                     ------------  ------------
 Distributions:
  Net Investment Income............................      (882,682)     (493,305)
  Net Realized Gain................................    (1,835,201)   (1,198,681)
                                                     ------------  ------------
  Total Distributions..............................    (2,717,883)   (1,691,986)
                                                     ------------  ------------
 Capital Share Transactions: (1)
  Issued...........................................    68,546,285    81,835,524
  In Lieu of Cash Distributions....................     2,418,670     1,549,072
  Redeemed.........................................   (87,910,641)  (17,725,147)
                                                     ------------  ------------
  Net Increase (Decrease) from Capital Share
   Transactions....................................   (16,945,686)   65,659,449
                                                     ------------  ------------
  Total Increase (Decrease)........................   (39,980,452)   77,200,275
 Net Assets:
  Beginning of Year................................   113,033,065    35,832,790
                                                     ------------  ------------
  End of Year (including undistributed net
   investment income of $120,498 and $435,850,
   respectively)...................................  $ 73,052,613  $113,033,065
                                                     ============  ============
 (1) Shares Issued and Redeemed:
  Shares Issued....................................     6,573,578     7,481,824
  In Lieu of Cash Distributions....................       246,432       149,207
  Shares Redeemed..................................    (9,194,871)   (1,613,998)
                                                     ------------  ------------
                                                       (2,374,861)    6,017,033
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                        Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period
                                                              January 2, 1997*
                                    Years Ended April 30,            to
                                       1999         1998       April 30, 1997
                                    ----------   -----------  ----------------
 Net Asset Value, Beginning of
  Period........................... $    11.85   $     10.17      $ 10.00
                                    ----------   -----------      -------
 Income From Investment Operations
  Net Investment Income............       0.11          0.10         0.06
  Net Realized and Unrealized Gain
   (Loss) on Investments...........      (1.49)         1.82         0.11++
                                    ----------   -----------      -------
  Total from Investment
   Operations......................      (1.38)         1.92         0.17
                                    ----------   -----------      -------
 Distributions
  Net Investment Income............      (0.08)        (0.09)         --
  Net Realized Gain................      (0.20)        (0.15)         --
                                    ----------   -----------      -------
  Total Distributions..............      (0.28)        (0.24)         --
                                    ----------   -----------      -------
 Net Asset Value, End of Period.... $    10.19   $     11.85      $ 10.17
                                    ==========   ===========      =======
 Total Return......................     (11.51)%       19.19%        1.70%***+
                                    ==========   ===========      =======
 Ratios and Supplemental Data
 Net Assets, End of Period
  (Thousands)...................... $   73,053   $   113,033      $35,833
 Ratio of Expenses to Average Net
  Assets...........................       1.54%         1.49%        1.75%**
 Ratio of Net Investment Income to
  Average Net Assets...............       0.97%         1.23%        3.67%**
 Portfolio Turnover Rate...........        108%           39%           7%
 Ratio of Voluntarily Waived Fees
  and Expenses Assumed by the
  Adviser to Average Net Assets....        N/A           N/A         0.40%**
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................       1.54%         1.49%        1.75%**

  * Commencement of Operations
 ** Annualized
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Jacobs In-ternational Octagon Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The ob-jective of the Portfolio is to provide long-term capital appreciation by in-vesting in equity securities of companies in developed and emerging markets.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Securities quoted in foreign currencies are translated into U.S. dol-lars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a major bank or broker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it ap-proximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net in-vestment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------


    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the state-ment of operations. Net realized and unrealized gains and losses on for-eign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

  rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally lim-ited to the amount of unrealized gain on the contracts, if any, at the date of default.

    6. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed at least annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences resulted in reclassifications for the year ended April 30, 1999, as follows: a decrease in accumulated net realized loss of $392,194, and a decrease in undistributed net invest-ment income of $392,194.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.


  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Jacobs Asset Management (the "Adviser"), a subsidiary of United

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advi-sory fees and to assume expenses, if necessary, in order to keep the Portfo-lio's total annual operating expenses, after the effect of expense offset ar-rangements, from exceeding 1.75% of average daily net assets for the month.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including adminis-trative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turn pays to CGFSC on a monthly basis. Until October 23, 1998 the sub-administration fee was calculated on the combined aggregate net assets of the funds administered by UAM at the following rates:
    0.19% of the first $200 million; plus 0.11% of the next $800 million; plus 0.07% of the next $2 billion; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The Sub-Administration Fee was allo-cated among the portfolios of the UAM Funds on the basis of their rela-tive net assets and was subject to a graduated minimum fee schedule per portfolio, which increased from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing, and trans-fer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated at an annual rate of no more than $52,500 for the first operational share class annually plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------


  For the year ended April 30, 1999, UAM Funds Services, Inc. earned $191,291 from the Portfolio as Administrator of which $109,646 was paid to CGFSC for its services.

  Effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc., and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The Portfolio pays dividend disbursing, transfer agent and shareholder servic-ing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Service Center, Inc., as appropriate. For the year ended April 30, 1999, the Portfolio incurred $19,423 in shareholder servicing fees with the UAM Shareholder Service Center, Inc. This fee is based on the number of classes and shareholder accounts.

  Effective April 15, 1999, in exchange for administrative services, the Port-folio pays the Administrator an annual base fee, which is retained by the Ad-ministrator, calculated at the annual rate equal to $14,500 for the first op-erational share class.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At April 30, 1999, the payable to the custodian bank of $155,774 represents the amount due for cash advanced for the settlement of security transactions for the Portfolio.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the ac-tive

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the year ended April 30, 1999, the Portfolio made purchases of $98,344,369 and sales of $105,520,158 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

  I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit.

  As of April 30, 1999, information regarding the borrowings were as follows:

Loans Outstanding as of         Average Debt Outstanding                  Average
    April 30, 1999                  During the Year                    Interest Rate
-----------------------         ------------------------               -------------
           0                            $117,534                           5.85%

  J. Other: At April 30, 1999, 36% of total shares outstanding were held by 2 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

  At April 30, 1999, the net assets of the Portfolio were substantially com-prised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such secu-rities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  At April 30, 1999, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $8,610,777 which will expire on April 30, 2007.

  For the period ended April 30, 1999, the Portfolio expects to defer for Fed-eral income tax purposes, post-October capital and currency losses of approxi-mately $6,300,658 and $179,284, respectively.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Jacobs International Octagon Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Jacobs International Octagon Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by corre-spondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 18, 1999

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------


Federal Income Tax Information: (Unaudited)
For the year ended April 30, 1999, the percentage of dividends paid from in-vestment company taxable income that qualify for the 70% dividend received de-duction for corporate shareholders is 0.97% for the Jacobs International Octa-gon Portfolio.

Foreign taxes during the fiscal year ended April 30, 1999 amounting to $215,755 are expected to be passed through to the shareholders as 100% allow-able foreign tax credits on Form 1099-DIV for the for the year ending December 31, 1999, which shareholders of this portfolio will receive in late January, 2000.

The Jacobs International Octagon Portfolio hereby designates $346,316 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the fiscal year ended April 30, 1999, gross income derived from sources within foreign countries amounted to $2,308,864 for the Portfolio.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Jacobs Asset Management
200 East Broward Boulevard
Suite 1920
Fort Lauderdale, FL 33301

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.